HIT RANKED NUMBER ONE BY MORNINGSTAR IN ‘TOP MANAGERS’ CATEGORY

Morningstar ranked the AFL-CIO Housing Investment Trust (HIT) number one among the nation’s “Top Performing Managers” in its category for both the one- and five-year periods ended June 30, 2011.   The ranking for the commingled accounts “US SA Intermediate Government” category was reported in Pensions & Investments on August 22, 2011.

“The HIT’s strategy of overweighting high credit quality multifamily investments continues to result in superior performance while providing valuable diversification benefits in volatile markets.  Additionally, we are extremely proud to have committed to recent investments that are generating over 11,000 jobs in a period of slow economic growth,” said Chang Suh, Executive Vice President and Chief Portfolio Manager.

Morningstar used its Principia Separate Account database to compare fixed-income investment vehicles with a similar risk profile.  The rankings include funds in Morningstar’s Intermediate Government Bond category.  The rankings compare six funds for the one-year and five funds for the five-year period, using performance results self-reported to Morningstar.  Rankings are based on gross returns for the periods ended June 30, 2011, which reflect no deduction for expenses.  The HIT net performance data above does reflect deductions for expenses.  The Morningstar findings can be viewed on the Pensions & Investments website at: http://www.pionline.com/article/20110822/CHART/110829986/-1/specialreports

The HIT’s net returns for the 1-, 3-, 5-, and 10-year periods ending August 31, 2011, were 4.35%, 7.11%, 6.40%, and 5.76%, respectively.  The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available on the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.  The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index.  Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

The citation of this Morningstar ranking is not an endorsement or recommendation to purchase any of the other investment vehicles listed/described in the Pensions & Investments table referenced above.